SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 12, 2006


                        Commission File Number:  0-28629

                                  MAXXON, INC.
                 (Name of Small Business Issuer in its charter)

                 Nevada                             73-1526138
    (State or other jurisdiction of            (IRS Employer I.D. No.)
     incorporation or organization)

                             2073 Shell Ring Circle
                             Mt. Pleasant, SC   29466
                             ------------------------
              (Address of principal executive offices and Zip Code)

                                 (843) 971-4848
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     On October 12, 2006, the Company announced in a press release the election of Dr. Thomas Beahm and Mr. Thomas O'Brien as Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

           Exhibit No.     Description
           -----------     -----------
           99.1            Press release dated October 12, 2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MAXXON, INC.


                                        /s/ Ron Wheet
                                        ----------------------------------------
                                        By:  Ron Wheet
                                             Chief Executive Officer

DATED:  October 19, 2006